UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 13, 2025

Date of Report (Date of earliest event reported)

ALPHA STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41153	n/a
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Church Street, 8th Floor, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 233-4356

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.001, one redeemable warrant to purchase one-half ordinary share and one right to acquire 1/7 of an ordinary share	ALSUF	OTC Markets Group Inc
Ordinary Share, par value $0.001	ALSAF	OTC Markets Group Inc
Redeemable warrants, each warrant exercisable for one-half of an ordinary share	ALSWF	OTC Markets Group Inc
Rights, each to receive one-seventh (1/7) of one ordinary share	ALSTF	OTC Markets Group Inc

Item 1.01. Entry into a Material Definitive Agreement.

On December 13, 2021, Alpha Star Acquisition Corporation, a Cayman Islands exempt company (the “Company” or “Alpha Star”), entered into an underwriting agreement (the “Initial Underwriting Agreement”) with Ladenburg Thalmann & Co., Inc., as representative of the underwriters named therein (“Ladenburg”), pursuant to which the Company agreed to pay to Ladenburg an aggregate amount of $2,875,500 in cash as a deferred underwriting commission (the “DUC”) upon the consummation of the Company’s initial business combination.

On October 13, 2025, in consideration of the redemption levels by Alpha Star public shareholders and the balance of the Trust Account following the shareholder redemptions in connection with the business combination of the Company and OU XDATA GROUP (the “Business Combination”), among other factors, the Company, Ladenburg and OU XDATA GROUP entered into an amendment to the Initial Underwriting Agreement (the “Amended Underwriting Agreement”), pursuant to which Ladenburg agreed to reduce the DUC from $2,875,500 to $950,000, to be paid in cash by the Company or, if the Company fails to do so, by OU XDATA GROUP, at the closing of the Business Combination.

The foregoing descriptions of the Amended Underwriting Agreement are not complete and are subject to and qualified in their entirety by reference to the full text of the Amended Underwriting Agreement, a copy of the which is filed with this Current report on Form 8-K as Exhibit 10.1, the terms of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	Amendment to the Underwriting Agreement by and between Alpha Star Acquisition Corporation and Ladenburg Thalmann & Co. Inc., dated December 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of October 21, 2025 by the undersigned hereunto duly authorized.

ALPHA STAR ACQUISITION CORPORATION

By:	/s/ Zhe Zhang
Zhe Zhang, Chief Executive Officer